SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 002-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: May 31, 2020
Date of reporting period: November 30, 2019

Item 1. Semi-Annual Report

Amana Mutual Funds Trust

Semi-Annual Report

November 30, 2019

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Participation Fund
AMAPX | AMIPX

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Amana Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Amana Mutual Funds at info@saturna.com.

Beginning on January 29, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Amana Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Performance Summary

As of November 30, 2019

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	12.56%	12.13%	8.02%	10.42%	9.57%	1.06%

Amana Income Fund Institutional Shares (AMINX)	12.86%	12.40%	8.29%	n/a	n/a	0.82%

Amana Growth Fund Investor Shares (AMAGX)	19.06%	20.14%	12.56%	12.80%	11.14%	1.03%

Amana Growth Fund Institutional Shares (AMIGX)	19.33%	20.42%	12.82%	n/a	n/a	0.79%

Amana Developing World Fund Investor Shares (AMDWX)	9.71%	4.71%	-1.36%	0.11%	n/a	1.31%

Amana Developing World Fund Institutional Shares (AMIDX)	9.90%	4.84%	-1.15%	n/a	n/a	1.14%

Amana Participation Fund Investor Shares (AMAPX)	7.36%	3.10%	n/a	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	7.60%	3.30%	n/a	n/a	n/a	0.64%

As of December 31, 2019

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	25.28%	13.05%	8.94%	10.54%	9.67%	1.06%

Amana Income Fund Institutional Shares (AMINX)	25.57%	13.32%	9.21%	n/a	n/a	0.82%

Amana Growth Fund Investor Shares (AMAGX)	33.07%	20.70%	13.51%	12.81%	11.09%	1.03%

Amana Growth Fund Institutional Shares (AMIGX)	33.41%	20.98%	13.77%	n/a	n/a	0.79%

Amana Developing World Fund Investor Shares (AMDWX)	18.68%	6.75%	0.38%	0.56%	n/a	1.31%

Amana Developing World Fund Institutional Shares (AMIDX)	18.72%	6.91%	0.59%	n/a	n/a	1.14%

Amana Participation Fund Investor Shares (AMAPX)	6.61%	2.98%	n/a	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	6.95%	3.21%	n/a	n/a	n/a	0.64%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 36 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds' most recent fiscal period.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Semi-Annual Report	November 30, 2019

Fellow Shareowners:

Securities markets performed well over the six months ended November 30, 2019. Total return for the S&P 500 Index was 15.26%, and for the broader Dow Jones Islamic Market World Index was 14.66%. Developing markets, while positive, did not keep pace, with the MSCI Emerging Markets Index gaining 5.87%. Islamic fixed-income markets fared respectably, with the FTSE Sukuk Index gaining 4.70%.

The Amana Fund equity portfolios modestly underperformed compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 13.36%, Amana Income Investor Shares gained 13.24%, Amana Developing World Investor Shares gained 8.57%, and Amana Participation Investor Shares rose 3.36% for the six month period. As expected, lower expenses allowed the Institutional class shares of each Fund to post slightly better returns: Amana Growth 13.47%, Amana Income 13.38%, Amana Developing World 8.65%, and Amana Participation 3.48%. Almost 38% of Amana's assets are now in Institutional shares.

The Amana Funds follow Islamic principles, which preclude most investments in banking and finance. We favor companies with good sustainability factors, low debt levels, and strong balance sheets.

2019 was a Great Year

2019 was a great year for equity markets, with the S&P 500 Index returning 31.49% through December 31, 2019. Amana Growth Fund actually beat the S&P 500, with its Investor Shares up 33.07% for 2019. This was Amana Growth's second-best year ever, trailing only 1999 – when the Fund dramatically returned 99.42%. Great years only happen occasionally, but they certainly help the case for long-term equity investing.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the long-term performance recognition that Amana has received is so important to our shareowners.

As of December 31, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 6% of Morningstar's "Large Blend" category, out of 554 similar funds surviving for at least 15 years. Amana Growth Investor Shares ranked in the top 11% of the "Large Growth" category, out of 552 similar funds surviving for 15 years. Please refer to "Morningstar Ratings" on pages six and seven for more details.

ESG Rating Changes

Morningstar launched Sustainability Ratings for funds in March of 2016, and has historically used data from Sustainalytics on individual fund holdings to compute this rating. Sustainalytics has provided a security-level score which aims to capture the ESG quality of a company, these scores were then normalized by Morningstar to be comparable across sectors, and then used to determine overall globe ratings. Over the past year Sustainalytics has been moving to a new methodology for rating companies, which aims to be more risk-focused and also comparable across sectors.

This change significantly penalizes certain sectors over others. Funds which focused on best-in-class investments or had exposure to certain sectors Sustainalytics deemed as "high risk" were penalized the most. As a result, the Sustainability Rating for Amana Income dropped from High to Low, primarily reflecting the higher weights in industrials. Amana Growth maintained a High rating and Amana Developing World maintained an Above Average rating.

We believe this change highlights the importance of a strong internal investment process and ESG analysis. If only external company scoring was considered, many excellent opportunities in certain sectors would be discarded, as would companies in the infancy of positive change. Saturna continues to believe in fundamental and holistic security analysis and believes that our internal ESG analysis adds significant value to the investment process.

Morningstar continues to award "Low Carbon" designations to Amana Income and Amana Growth, which identifies them as "low-carbon" funds within the global universe (see page seven).

Lower Expense Ratios & Higher Assets

Saturna Capital has lowered advisory fees for the Amana equity funds. The Trustees approved the advisory fee reduction beginning with the new fiscal year on June 1, 2019. Factors such as growth in fund assets, transfer agent fees and custodian expenses also impact fund expense ratios.

Semi-Annual Report	November 30, 2019	3

We are pleased to note material reductions in expense ratios for the six months ended November 30, 2019 compared to the prior fiscal year. For the "clean" Institutional Share class of Amana Income the expense ratio was 0.81%, of Amana Growth it was 0.77%, of Amana Developing World it was 0.98%, and for Amana Participation it was 0.62%. See page 42 for more details.

The Trustees and Saturna continue to work at reducing fund expenses ratios. Because the expense ratio decreases as total Amana assets increase, we cheerily note that assets at December 31, 2019 were a year-end record of $3.763 billion.

Amana Income Fund – 33 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of Trustees. From inception to November 30, 2019 – over 33 years – the Fund's Investor Shares provided an average annual return of 8.80% (after expenses). Few investment vehicles have such a long-term record of success.

While continuing as the Trust's president and a trustee, Mr. Kaiser will step down later this year as the portfolio manager primarily responsible for Amana Income and Amana Growth. He is being succeeded by each Fund's deputy portfolio manager, Mr. Scott Klimo for Amana Growth and Mr. Monem Salam for Amana Income. Mr. Kaiser also expects to continue as Saturna Capital's chairman and global strategist. As careful stewards, the Saturna investment management team is working to ensure the established methods of Amana's successful investing are continued by capable hands in the next generation.

As a group, the five Amana trustees are solidly committed to investing in Amana Mutual Funds. Including their affiliated accounts, they currently have over $27 million invested in the four mutual funds of the Trust. Both Dr. Mirza and Mr. Kaiser remain among the Trust's largest individual shareowners.

Going Forward

It's rare for the market to experience downturns or big profits following a year when returns exceed 25%. Since 1927, the S&P 500 experienced downturns in only 8% of the years following a year with returns in excess of 25%. Over this same period, only three years saw repeated returns greater than 25%. While statistics may support our forecast, we note "past returns may not indicate future performance." Why then do we believe 2020 will follow a similar course of decent returns? Four reasons: the four-year US presidential election cycle, calming global trade tensions, a reduction of Brexit's uncertainties, and accommodative yet stretched global monetary policies. The economy continues in a "goldilocks" state: low unemployment, low inflation, low interest rates, and lower taxes.

After minimal debate, both parties in the US Congress agreed to bigger spending and deficits, and the economy is roaring. Presidential election politicking gets our juices flowing from all sides of the spectrum. Then, as the country moves from primaries to the general election, an incumbent's narrative always pulls the opposition toward the middle.

Brexit will also have continued impact through 2020. The UK leaving the European Union on January 31, 2020, will not mark the end of the process. As the UK "gets Brexit done" this year, we should notice bounces in their economy. However, details of the trade agreement, and uncertainty related to it, will likely produce volatility in 2020 as the December deadline approaches.

2019 marked a year of renewed expansionary monetary policy as fears of recession sprouted across the globe. These fears led the Federal Reserve to cut interest rates while central banks elsewhere amassed record levels of negative yielding debt during the summer of 2019. In turn, low to negative interest rates injected fuel into equities, igniting the record bull market. Although the amount of negative yielding debt has since been cut, central banks are operating with less dry powder to reignite the economy should fear of recession renew. We expect that in 2020 central banks will play the part of observer as they balance the need to keep tools on hand for an economic downturn with the want to see 2019's stimulus work its way through the financial system.

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active, taking seriously their responsibilities to shareowners. Saturna staff work globally, based in offices in Bellingham, Henderson (Nevada), and Kuala Lumpur (Malaysia) to better serve you. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(photo omitted)

Nicholas Kaiser,

President

(photo omitted)

M. Yaqub Mirza,

Independent Board Chairman

4	Semi-Annual Report	November 30, 2019

Morningstar Sustainability Ratings™	As of November 30, 2019

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. One of many ESG rating firms, Morningstar partners its subsidiary Sustainalytics to produce the Morningstar Sustainability Rating™ – here are the rated Amana Fund's fiscal year-end results:

Amana Income Fund		Amana Growth Fund

Investor Shares (AMANX)	Ø Ø Ø Ø Ø	Investor Shares (AMAGX)	Ø Ø Ø Ø Ø

Institutional Shares (AMINX)	Ø Ø Ø Ø Ø	Institutional Shares (AMIGX)	Ø Ø Ø Ø Ø

Percent Rank in Category: 93		Percent Rank in Category: 8

Among 1,196 Large Blend Funds		Among 1,223 Large Growth Funds

Amana Developing World Fund

Investor Shares (AMDWX)	Ø Ø Ø Ø Ø

Institutional Shares (AMIDX)	Ø Ø Ø Ø Ø

Percent Rank in Category: 16

Among 706 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating is not based on fund performance and is not equivalent to the Morningstar Rating ("Star Rating").

© 2019 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings are as of November 30, 2019. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund	100%
Amana Growth Fund	100%
Amana Developing World Fund	100%

The Funds' portfolios are actively managed and are subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Semi-Annual Report	November 30, 2019	5

Morningstar Ratings (as of November 30, 2019)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – "Large Blend" Category

Investor Shares (AMANX)	n/a	★★★	★★	★★	n/a	★★

% Rank in Category	77	69	80	87	7	n/a

Institutional Shares (AMINX)	n/a	★★★	★★	☆☆	n/a	★★

% Rank in Category	74	65	77	85	6	n/a

Number of Funds in Category	1,390	1,196	1,051	798	543	1,196

Amana Growth Fund – "Large Growth" Category

Investor Shares (AMAGX)	n/a	★★★★	★★★★	★★★	n/a	★★★★

% Rank in Category	38	23	33	68	11	n/a

Institutional Shares (AMIGX)	n/a	★★★★	★★★★	☆☆☆	n/a	★★★★

% Rank in Category	35	20	30	65	10	n/a

Number of Funds in Category	1,363	1,223	1,089	817	555	1,223

Amana Developing World Fund – "Diversified Emerging Markets" Category

Investor Shares (AMDWX)	n/a	★★	★	★★	n/a	★★

% Rank in Category	39	92	97	100	n/a	n/a

Institutional Shares (AMIDX)	n/a	★★	★	☆☆	n/a	★

% Rank in Category	38	92	96	98	n/a	n/a

Number of Funds in Category	837	706	566	239	119	706

Amana Participation Fund – "Emerging Markets Bond" Category

Investor Shares (AMAPX)	n/a	★	n/a	n/a	n/a	★

% Rank in Category	92	97	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	★	n/a	n/a	n/a	★

% Rank in Category	90	96	n/a	n/a	n/a	n/a

Number of Funds in Category	281	238	177	50	27	238

[1]

Source: Morningstar November 30, 2019 and December 31, 2019. Morningstar, Inc. is an independent fund performance monitor. The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Performance data quoted in this report represents past performance, is after expenses paid by a fund, is before any taxes payable by shareowners, and is no guarantee of future results.

6	Semi-Annual Report	November 30, 2019

Morningstar Ratings (as of December 31, 2019)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – "Large Blend" Category

Investor Shares (AMANX)	n/a	★★★	★★	★★	n/a	★★

% Rank in Category	85	62	75	86	6	n/a

Institutional Shares (AMINX)	n/a	★★★	★★★	☆☆	n/a	★★★

% Rank in Category	85	57	71	84	5	n/a

Number of Funds in Category	1,387	1,203	1,058	808	554	1,203

Amana Growth Fund – "Large Growth" Category

Investor Shares (AMAGX)	n/a	★★★★	★★★★	★★★	n/a	★★★★

% Rank in Category	42	25	30	66	11	n/a

Institutional Shares (AMIGX)	n/a	★★★★	★★★★	☆☆☆	n/a	★★★★

% Rank in Category	38	24	27	63	9	n/a

Number of Funds in Category	1,360	1,218	1,086	811	552	1,218

Amana Developing World Fund – "Diversified Emerging Markets" Category

Investor Shares (AMDWX)	n/a	★★	★	★★	n/a	★★

% Rank in Category	54	91	97	99	n/a	n/a

Institutional Shares (AMIDX)	n/a	★★	★	☆☆	n/a	★

% Rank in Category	53	90	97	97	n/a	n/a

Number of Funds in Category	835	712	577	242	n/a	712

Amana Participation Fund – "Emerging Markets Bond" Category

Investor Shares (AMAPX)	n/a	★	n/a	n/a	n/a	★

% Rank in Category	97	98	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	★	n/a	n/a	n/a	★

% Rank in Category	94	97	n/a	n/a	n/a	n/a

Number of Funds in Category	286	239	n/a	n/a	n/a	239

Morningstar Carbon Metrics (as of September 30, 2019)

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary's carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio's Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics' evaluation of the degree to which a firm's activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio's asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as these in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil and Gas Products and Services.

To receive the Low Carbon designation a fund must have Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio's assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Amana Income Fund was rated on 95% and Amana Growth Fund was rated on 84% of assets under management.

Semi-Annual Report	November 30, 2019	7

Amana Income Fund: Performance Summary

Average Annual Returns (as of November 30, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMANX)	12.56%	8.02%	10.42%	1.06%

Institutional Shares (AMINX)[2]	12.86%	8.29%	n/a	0.82%

S&P 500 Index	16.11%	10.97%	13.44%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2009, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $26,935 versus $35,289 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings

% of Total Net Assets

Eli Lilly	5.3%

Microsoft	5.0%

McCormick & Co	4.3%

Rockwell Automation	4.3%

Honeywell International	3.9%

Illinois Tool Works	3.8%

Intel	3.8%

PPG Industries	3.8%

Carlisle	3.5%

Microchip Technology	3.5%

Portfolio Diversification

% of Total Net Assets

Large Pharma	17.3%	█
Semiconductor Devices	7.3%	█
Specialty Chemicals	7.2%	█
Basic & Diversified Chemicals	7.0%	█
Household Products	6.6%	█
Commercial & Residential Building Equipment & Systems	5.5%	█
Packaged Food	5.5%	█
Infrastructure Software	5.0%	█
Measurement Instruments	4.3%	█
Industrial Machinery	3.8%	█
Non Wood Building Materials	3.5%	█
Semiconductor Manufacturing	3.3%	█
Flow Control Equipment	3.2%	█
Automotive Retailers	2.9%	█
Rail Freight	2.6%	█
Beverages	2.5%	█
Other Industries < 3.0	8.7%	█
Other Assets (net of liabilities)	3.8%	█

8	Semi-Annual Report	November 30, 2019

Amana Income Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 96.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Automotive Retailers

Genuine Parts	382,000	$15,016,749	$39,869,340	2.9%

Home Improvement

Stanley Black & Decker	100,000	6,793,209	15,774,000	1.2%

		21,809,958	55,643,340	4.1%

Consumer Staples

Beverages

PepsiCo	250,000	15,481,726	33,957,500	2.5%

Household Products

Colgate-Palmolive	524,000	18,364,706	35,537,680	2.6%

Kimberly-Clark	230,000	13,960,736	31,358,200	2.3%

Procter & Gamble	40,000	2,317,748	4,882,400	0.3%

Unilever ADR	325,000	8,850,327	19,334,250	1.4%

		43,493,517	91,112,530	6.6%

Packaged Food

General Mills	300,000	8,738,297	15,996,000	1.2%

McCormick & Co	350,000	19,137,926	59,237,500	4.3%

		27,876,223	75,233,500	5.5%

		86,851,466	200,303,530	14.6%

Health Care

Large Pharma

AbbVie	350,000	9,148,094	30,705,500	2.2%

Bristol-Myers Squibb	650,000	15,185,381	37,011,000	2.7%

Eli Lilly	620,000	22,314,728	72,757,000	5.3%

GlaxoSmithKline ADR	381,107	13,360,123	17,332,746	1.3%

Johnson & Johnson	100,000	6,255,750	13,749,000	1.0%

Novartis ADR	235,400	10,919,562	21,727,420	1.6%

Pfizer	1,150,000	20,853,910	44,298,000	3.2%

		98,037,548	237,580,666	17.3%

Medical Devices

Abbott Laboratories	350,000	8,392,885	29,907,500	2.2%

Medical Equipment

Alcon[1]	47,080	1,493,136	2,603,054	0.2%

		107,923,569	270,091,220	19.7%

Industrials

Aircraft & Parts

United Technologies	125,000	5,971,390	18,542,500	1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	9

Amana Income Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 96.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Commercial & Residential Building Equipment & Systems

Honeywell International	300,000	$12,025,212	$53,565,000	3.9%

Johnson Controls International	500,000	15,219,297	21,415,000	1.6%

Resideo Technologies[1]	50,000	394,756	489,000	0.0%	[2]

		27,639,265	75,469,000	5.5%

Flow Control Equipment

Parker Hannifin	223,500	9,152,582	44,429,565	3.2%

Industrial Distribution & Rental

W.W. Grainger	80,000	7,590,798	25,356,000	1.8%

Industrial Machinery

Illinois Tool Works	300,000	14,672,460	52,299,000	3.8%

Measurement Instruments

Rockwell Automation	300,000	13,657,124	58,752,000	4.3%

Rail Freight

Canadian National Railway	384,000	8,600,818	34,978,560	2.6%

		87,284,437	309,826,625	22.6%

Materials

Agricultural Chemicals

Corteva	213,666	4,361,876	5,559,589	0.4%

Nutrien	170,000	10,824,481	8,061,400	0.6%

		15,186,357	13,620,989	1.0%

Basic & Diversified Chemicals

Air Products & Chemicals	140,000	7,997,770	33,086,200	2.4%

Dow	102,560	2,797,375	5,473,627	0.4%

DuPont de Nemours	213,666	10,446,183	13,847,694	1.0%

Linde	160,000	11,306,949	32,993,600	2.4%

Methanex	300,000	5,849,587	11,211,000	0.8%

		38,397,864	96,612,121	7.0%

Non Wood Building Materials

Carlisle	310,000	8,573,234	48,353,800	3.5%

Specialty Chemicals

3M	200,000	13,704,248	33,954,000	2.5%

PPG Industries	400,000	13,211,577	51,536,000	3.8%

RPM International	180,000	3,642,493	13,271,400	0.9%

		30,558,318	98,761,400	7.2%

Steel Raw Material Suppliers

Rio Tinto ADR	120,000	6,934,284	6,547,200	0.5%

		99,650,057	263,895,510	19.2%

Continued on next page.

10	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 96.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Communications Equipment

Cisco Systems	150,000	$7,097,753	$6,796,500	0.4%

Infrastructure Software

Microsoft	450,000	9,150,525	68,121,000	5.0%

Semiconductor Devices

Intel	900,000	19,537,540	52,245,000	3.8%

Microchip Technology	504,000	13,974,829	47,648,160	3.5%

		33,512,369	99,893,160	7.3%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	850,048	8,455,615	45,129,048	3.3%

		58,216,262	219,939,708	16.0%

Total investments		$461,735,749	1,319,699,933	96.2%

Other assets (net of liabilities)			51,532,403	3.8%

Total net assets			$1,371,232,336	100.0%

[1]	Non-income producing
[2]	Less than 0.05%

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	11

Amana Income Fund

Statement of Assets and Liabilities

As of November 30, 2019

Assets

Investments in securities, at value (Cost $461,735,749)	$1,319,699,933

Cash	48,109,324

Dividends receivable	4,227,660

Receivable for Fund shares sold	578,800

Other assets	2,528

Total assets	1,372,618,245

Liabilities

Payable for Fund shares redeemed	270,250

Accrued advisory fees	859,206

Accrued 12B-1 distribution fees	165,416

Accrued other operating expenses	31,309

Accrued retirement plan custody fee	19,842

Accrued postage	13,675

Accrued registration/filling fees	12,448

Accrued trustee expenses	11,404

Accrued Chief Compliance Officer expenses	2,359

Total liabilities	1,385,909

Net Assets	$1,371,232,336

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$417,149,807

Total distributable earnings	954,082,529

Net assets applicable to Fund shares outstanding	$1,371,232,336

Net asset value per Investor Share	AMANX

Net assets, at value	$839,256,830

Shares outstanding	15,337,052

Net asset value, offering and redemption price per share	$54.72

Net asset value per Institutional Share	AMINX

Net assets, at value	$531,975,506

Shares outstanding	9,751,031

Net asset value, offering and redemption price per share	$54.56

Statement of Operations

Period ended November 30, 2019

Investment income

Dividend Income (net of foreign tax of $418,266)	$15,759,518

Miscellaneous income	390

Total investment income	15,759,908

Expenses

Investment advisory fees	5,113,087

12B-1 distribution fees	1,021,401

Printing and postage fees	89,698

Filing and registration fees	49,608

Audit fees	28,054

Other operating expenses	24,623

Trustee fees	23,053

Legal fees	18,778

Custodian fees	17,180

Retirement plan custodial fees

Investor Shares	8

Institutional Shares	7,620

Chief Compliance Officer expenses	6,433

Total gross expenses	6,399,543

Less custodian fee credits	(18,808)

Net expenses	6,380,735

Net investment income	$9,379,173

Net realized gain from investments and foreign currency	$45,830,685

Net increase in unrealized appreciation on investments	110,061,779

Net gain on investments	$155,892,464

Net increase in net assets resulting from operations	$165,271,637

12	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Period ended November 30, 2019	Year ended May 31, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$9,379,173	$17,465,195

Net realized gain on investment	45,830,685	57,106,845

Net increase (decrease) in unrealized appreciation	110,061,779	(3,219,912)

Net increase in net assets	165,271,637	71,352,128

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	-	(49,813,636)

Net dividend and distribution to shareholders – Institutional Shares	-	(28,666,829)

Total distributions	-	(78,480,465)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	21,450,284	63,387,840

Institutional Shares	47,671,767	97,706,279

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	48,640,175

Institutional Shares	-	27,320,782

Cost of shares redeemed

Investor Shares	(89,679,851)	(185,526,479)

Institutional Shares	(51,815,568)	(100,288,010)

Total capital share transactions	(72,373,368)	(48,759,413)

Total increase (decrease) in net assets	92,898,269	(55,887,750)

Net assets

Beginning of period	1,278,334,067	1,334,221,817

End of period	$1,371,232,336	$1,278,334,067

Shares of the Fund sold and redeemed

Investor Shares (AMANX)

Number of shares sold	417,001	1,278,252

Number of shares issued in reinvestment of dividends and distributions	-	1,069,793

Number of shares redeemed	(1,751,700)	(3,722,074)

Net decrease in number of shares outstanding	(1,334,699)	(1,374,029)

Institutional Shares (AMINX)

Number of shares sold	939,297	1,954,749

Number of shares issued in reinvestment of dividends and distributions	-	602,402

Number of shares redeemed	(1,012,669)	(2,002,694)

Net increase in number of shares outstanding	(73,372)	554,457

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	13

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	For period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	November 30, 2019	2019	2018	2017	2016	2015

Net asset value at beginning of period	$48.32	$48.91	$48.03	$44.35	$47.01	$45.34

Income from investment operations

Net investment incomeA	0.34	0.61	0.58	0.59	0.62	0.58

Net gains (losses) on securities (both realized and unrealized)	6.06	1.80	3.28	4.90	(0.38)	2.10

Total from investment operations	6.40	2.41	3.86	5.49	0.24	2.68

Less distributions

Dividends (from net investment income)	-	(0.62)	(0.57)	(0.58)	(0.65)	(0.60)

Distributions (from capital gains)	-	(2.38)	(2.41)	(1.23)	(2.25)	(0.41)

Total distributions	-	(3.00)	(2.98)	(1.81)	(2.90)	(1.01)

Net asset value at end of period	$54.72	$48.32	$48.91	$48.03	$44.35	$47.01

Total Return	13.24%	5.35%	7.82%	12.67%	0.81%	5.94%

Ratios / supplemental data

Net assets ($000), end of period	$839,257	$805,610	$882,571	$956,977	$1,047,345	$1,357,567

Ratio of expenses to average net assets

Before custodian fee creditsC	1.06%	1.11%	1.13%	1.13%	1.15%	1.13%

After custodian fee creditsC	1.05%	1.10%	1.12%	1.12%	1.14%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsC	1.32%	1.22%	1.14%	1.29%	1.41%	1.26%

Portfolio turnover rate	0%	1%	1%	1%	0%	0%

Institutional Shares (AMINX)	For period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	November 30, 2019	2019	2018	2017	2016	2015

Net asset value at beginning of period	$48.12	$48.72	$47.90	$44.30	$46.97	$45.30

Income from investment operations

Net investment incomeA	0.40	0.74	0.70	0.70	0.75	0.72

Net gains (losses) on securities (both realized and unrealized)	6.04	1.79	3.26	4.90	(0.40)	2.09

Total from investment operations	6.44	2.53	3.96	5.60	0.35	2.81

Less distributions

Dividends (from net investment income)	-	(0.75)	(0.73)	(0.77)	(0.77)	(0.73)

Distributions (from capital gains)	-	(2.38)	(2.41)	(1.23)	(2.25)	(0.41)

Total distributions	-	(3.13)	(3.14)	(2.00)	(3.02)	(1.14)

Net asset value at end of period	$54.56	$48.12	$48.72	$47.90	$44.30	$46.97

Total Return	13.38%	5.63%	8.05%	12.96%	1.06%	6.22%

Ratios / supplemental data

Net assets ($000), end of period	$531,976	$472,724	$451,651	$372,621	$235,928	$150,831

Ratio of expenses to average net assets

Before custodian fee creditsC	0.81%	0.87%	0.89%	0.89%	0.90%	0.88%

After custodian fee creditsC	0.81%	0.86%	0.88%	0.89%	0.89%	0.87%

Ratio of net investment income after custodian fee credits to average net assetsC	1.57%	1.47%	1.39%	1.52%	1.71%	1.54%

Portfolio turnover rate	0%	1%	1%	1%	0%	0%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year

14	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary

Average Annual Returns (as of November 30, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAGX)	19.06%	12.56%	12.80%	1.03%

Institutional Shares (AMIGX)[2]	19.33%	12.82%	n/a	0.79%

S&P 500 Index	16.11%	10.97%	13.44%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2009, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $33,344 versus $35,289 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Apple	6.2%

Adobe	5.7%

Intuit	5.4%

Estee Lauder, Class A	4.1%

TJX Companies	3.9%

Church & Dwight	3.9%

ASML Holding NY	3.8%

Amgen	3.8%

L3Harris Technologies	3.6%

Agilent Technologies	3.4%

Portfolio Diversification

% of Total Net Assets

Application Software	13.0%	█
Household Products	9.7%	█
Communications Equipment	9.3%	█
Large Pharma	7.4%	█
Semiconductor Mfg	6.8%	█
Semiconductor Devices	5.7%	█
Measurement Instruments	5.3%	█
Rail Freight	5.1%	█
Specialty Apparel Stores	3.9%	█
Biotech	3.8%	█
Aircraft & Parts	3.6%	█
Life Science Equipment	3.4%	█
Other Industries < 3.0%	16.0%	█
Other Assets (net of liabilities)	7.0%	█

Semi-Annual Report	November 30, 2019	15

Amana Growth Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 93.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Home Products Stores

Lowe's	400,000	$8,620,300	$46,924,000	2.2%

Specialty Apparel Stores

TJX Companies	1,400,000	15,131,550	85,582,000	3.9%

		23,751,850	132,506,000	6.1%

Consumer Staples

Beverages

PepsiCo	235,000	14,445,016	31,920,050	1.5%

Household Products

Church & Dwight	1,200,000	21,472,365	84,288,000	3.9%

Clorox	250,000	13,936,595	37,057,500	1.7%

Estee Lauder, Class A	458,594	16,624,230	89,641,369	4.1%

		52,033,190	210,986,869	9.7%

		66,478,206	242,906,919	11.2%

Health Care

Biotech

Amgen	355,000	18,341,782	83,325,600	3.8%

Large Pharma

Bristol-Meyers Squibb CVR[1]	200,000	450,000	430,000	0.0%	[2]

Bristol-Myers Squibb	200,000	11,370,000	11,388,000	0.5%

Eli Lilly	350,000	12,007,975	41,072,500	1.9%

Johnson & Johnson	380,000	23,150,478	52,246,200	2.4%

Novo Nordisk ADR	1,002,195	7,665,243	56,273,249	2.6%

		54,643,696	161,409,949	7.4%

Life Science Equipment

Agilent Technologies	900,000	16,302,137	72,693,000	3.4%

Medical Devices

Stryker	300,000	15,657,168	61,458,000	2.8%

		104,944,783	378,886,549	17.4%

Industrials

Aircraft & Parts

L3Harris Technologies	390,000	11,806,299	78,425,100	3.6%

Building Sub Contractors

EMCOR Group	682,750	14,388,860	60,716,958	2.8%

Continued on next page.

16	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 93.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Industrial Distribution & Rental

Fastenal	1,200,000	$13,668,571	$42,624,000	1.9%

Measurement Instruments

Keysight Technologies[1]	500,000	8,390,911	53,515,000	2.5%

Trimble[1]	1,500,000	15,966,794	60,795,000	2.8%

		24,357,705	114,310,000	5.3%

Metalworking Machinery

Lincoln Electric Holdings	360,000	8,253,710	33,213,600	1.5%

Rail Freight

Norfolk Southern	300,000	16,971,675	58,050,000	2.7%

Union Pacific	300,000	16,986,610	52,797,000	2.4%

		33,958,285	110,847,000	5.1%

		106,433,430	440,136,658	20.2%

Technology

Application Software

Adobe[1]	400,000	12,795,020	123,812,000	5.7%

Intuit	450,000	15,564,740	116,500,500	5.4%

SAP ADR	316,379	19,947,795	43,011,725	1.9%

		48,307,555	283,324,225	13.0%

Communications Equipment

Apple	504,000	1,526,905	134,694,000	6.2%

Cisco Systems	1,500,000	26,759,130	67,965,000	3.1%

		28,286,035	202,659,000	9.3%

Information Services

Gartner[1]	180,000	6,186,410	28,882,800	1.3%

Infrastructure Software

Oracle	650,000	12,885,855	36,491,000	1.7%

Semiconductor Devices

Qualcomm	800,000	30,482,851	66,840,000	3.1%

Xilinx	600,000	14,947,540	55,668,000	2.6%

		45,430,391	122,508,000	5.7%

Semiconductor Manufacturing

ASML Holding	308,000	10,937,644	83,350,960	3.8%

Taiwan Semiconductor ADR	1,222,471	12,765,781	64,900,985	3.0%

		23,703,425	148,251,945	6.8%

Technology Distributors

SYNNEX	44,335	3,139,140	5,444,782	0.3%

		167,938,811	827,561,752	38.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	17

Amana Growth Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 93.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Total investments		$469,547,080	$2,021,997,878	93.0%

Other assets (net of liabilities)			151,625,988	7.0%

Total net assets			$2,173,623,866	100.0%

[1]	Non-income producing security
[2]	Less than 0.05%

ADR: American Depositary Receipt

18	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities

As of November 30, 2019

Assets

Investments in securities, at value (Cost $469,547,080)	$2,021,997,878

Cash	148,999,770

Dividends receivable	4,293,221

Receivable for Fund shares sold	613,067

Total assets	2,175,903,936

Liabilities

Accrued advisory fees	1,303,237

Payable for Fund shares redeemed	604,716

Accrued 12B-1 distribution fees	265,191

Accrued other expenses	69,736

Accrued retirement plan custody fee	28,803

Accrued Chief Compliance Officer expenses	4,340

Accrued trustee expenses	4,047

Total liabilities	2,280,070

Net Assets	$2,173,623,866

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$538,797,034

Total distributable earnings	1,634,826,832

Net assets applicable to Fund shares outstanding	$2,173,623,866

Net asset value per Investor Share	AMAGX

Net assets, at value	$1,353,485,835

Shares outstanding	30,376,221

Net asset value, offering and redemption price per share	$44.56

Net asset value per Institutional Share	AMIGX

Net assets, at value	$820,138,031

Shares outstanding	18,301,189

Net asset value, offering and redemption price per share	$44.81

Statement of Operations

Period ended November 30, 2019

Investment income

Dividend income (net of foreign taxes of ($561,482)	$14,931,882

Miscellaneous income	1,121

Total investment income	14,933,003

Expenses

Investment advisery fees	7,805,626

12B-1 distribution fees	1,652,788

Printing and postage fees	100,639

Filing and registration fees	73,857

Audit fees	59,482

Custodian fees	40,804

Other operating expenses	25,732

Trustee fees	24,820

Chief Compliance Officer expenses	19,568

Retirement plan custodial fees

Investor Shares	18

Institutional Shares	13,749

Legal fees	9,709

Total gross expenses	9,826,792

Less custodian fee credits	(43,066)

Net expenses	9,783,726

Net investment income	$5,149,277

Net realized gain from investments	$49,559,395

Net increase in unrealized appreciation on investments	207,276,056

Net gain on investments	$256,835,451

Net increase in net assets resulting from operations	$261,984,728

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	19

Amana Growth Fund

Statements of Changes in Net Assets	Period ended November 30, 2019	Year ended May 31, 2019

Increase in net assets from operations

From operations

Net investment income	$5,149,277	$7,848,827

Net realized gain on investment	49,559,395	29,506,465

Net increase in unrealized appreciation	207,276,056	173,399,521

Net increase in net assets	261,984,728	210,754,813

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	-	(37,356,371)

Net dividend and distribution to shareholders – Institutional Shares	-	(21,006,207)

Total distributions	-	(58,362,578)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	62,810,707	204,466,949

Institutional Shares	76,180,099	173,383,938

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	36,565,220

Institutional Shares	-	19,415,315

Cost of shares redeemed

Investor Shares	(136,815,194)	(215,195,591)

Institutional Shares	(78,479,078)	(86,530,609)

Total capital share transactions	(76,303,466)	132,105,222

Total increase in net assets	185,681,262	284,497,457

Net assets

Beginning of period	1,987,942,604	1,703,445,147

End of period	$2,173,623,866	$1,987,942,604

Shares of the Fund sold and redeemed

Investor Shares (AMAGX)

Number of shares sold	1,481,021	5,271,533

Number of shares issued in reinvestment of dividends and distributions	-	1,067,598

Number of shares redeemed	(3,244,755)	(5,592,854)

Net increase (decrease) in number of shares outstanding	(1,763,734)	746,277

Institutional Shares (AMIGX)

Number of shares sold	1,794,544	4,468,564

Number of shares issued in reinvestment of dividends and distributions	-	564,891

Number of shares redeemed	(1,841,346)	(2,241,542)

Net increase in number of shares outstanding	(46,802)	2,791,913

20	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2019	2019	2018	2017		2016	2015

Net asset value at beginning of period	$39.31	$36.24	$34.42	$33.05		$35.14	$33.22

Income from investment operations

Net investment incomeA	0.08	0.13	0.16	0.17		0.18	0.13

Net gains on securities (both realized and unrealized)	5.17	4.14	5.47	5.30		0.09	4.02

Total from investment operations	5.25	4.27	5.63	5.47		0.27	4.15

Less distributions

Dividends (from net investment income)	-	(0.16)	(0.17)	(0.22)		(0.17)	(0.13)

Distributions (from capital gains)	-	(1.04)	(3.64)	(3.88)		(2.19)	(2.10)

Total distributions	-	(1.20)	(3.81)	(4.10)		(2.36)	(2.23)

Net asset value at end of period	$44.56	$39.31	$36.24	$34.42		$33.05	$35.14

Total ReturnB	13.36%	12.28%	16.76%	18.38%		1.06%	12.66%

Ratios / supplemental data

Net assets ($000), end of period	$1,353,486	$1,263,423	$1,137,705	$1,113,440		$1,286,511	$1,879,365

Ratio of expenses to average net assets

Before custodian fee creditsC	1.02%	1.08%	1.09%	1.10%		1.09%	1.08%

After custodian fee creditsC	1.02%	1.08%	1.09%	1.09%		1.09%	1.08%

Ratio of net investment income after custodian fee credits to average net assetsC	0.39%	0.34%	0.45%	0.52%		0.54%	0.38%

Portfolio turnover rateB	1%	0%	0%	0%	D	0%	0%

Institutional Shares (AMIGX)	Period ended		Year ended May 31

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2019	2019	2018	2017		2016	2015

Net asset value at beginning of period	$39.49	$36.37	$34.53	$33.11		$35.17	$33.23

Income from investment operations

Net investment incomeA	0.13	0.23	0.25	0.26		0.29	0.25

Net gains on securities (both realized and unrealized)	5.19	4.15	5.49	5.31		0.07	3.97

Total from investment operations	5.32	4.38	5.74	5.57		0.36	4.22

Less distributions

Dividends (from net investment income)	-	(0.22)	(0.26)	(0.27)		(0.23)	(0.18)

Distributions (from capital gains)	-	(1.04)	(3.64)	(3.88)		(2.19)	(2.10)

Total distributions	-	(1.26)	(3.90)	(4.15)		(2.42)	(2.28)

Net asset value at end of period	$44.81	$39.49	$36.37	$34.53		$33.11	$35.17

Total ReturnB	13.47%	12.54%	17.03%	18.67%		1.31%	12.88%

Ratios / supplemental data

Net assets ($000), end of period	$820,138	$724,520	$565,740	$442,747		$457,898	$172,281

Ratio of expenses to average net assets

Before custodian fee creditsC	0.77%	0.84%	0.86%	0.86%		0.85%	0.83%

After custodian fee creditsC	0.77%	0.84%	0.86%	0.85%		0.85%	0.83%

Ratio of net investment income after custodian fee credits to average net assetsC	0.64%	0.58%	0.70%	0.78%		0.89%	0.65%

Portfolio turnover rateB	1%	0%	0%	0%	D	0%	0%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Amount is less than 0.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	21

Amana Developing World Fund: Performance Summary

Average Annual Returns (as of November 30, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMDWX)[2]	9.71%	-1.36%	0.11%	1.31%

Institutional Shares (AMIDX)[2]	9.90%	-1.15%	n/a	1.14%

MSCI Emerging Markets Index	7.28%	3.12%	3.33%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $10,112 versus rising to $13,882 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Developing World Fund commenced operations September 28, 2009. Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Tencent Holdings ADR	4.5%

Clicks Group	3.9%

SM Prime Holdings	3.7%

Silergy	3.6%

Taiwan Semiconductor ADR	3.3%

VF	3.2%

Techtronic Industries	3.1%

Samsung Electronics	3.0%

Barrick Gold	3.0%

Kansas City Southern Industries	2.9%

Portfolio Diversification

% of Total Net Assets

Semiconductor Manufacturing	5.4%	█
Household Products	5.1%	█
Communications Equipment	5.0%	█
Telecom Carriers	4.5%	█
Application Software	4.5%	█
Food & Drug Stores	3.9%	█
Internet Media	3.8%	█
Real Estate Owners & Developers	3.7%	█
Health Care Facilities	3.7%	█
Electronics Components	3.6%	█
Apparel, Footwear & Accessory Design	3.4%	█
Home Improvement	3.1%	█
Precious Metal Mining	3.0%	█
Other industries < 3.0%	27.5%	█
Other assets (net of liabilities)	19.8%	█

22	Semi-Annual Report	November 30, 2019

Amana Developing World Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 80.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Cable & Satellite

MultiChoice Group[2]	3,120	$16,106	$25,849	South Africa	0.1%

Internet Media

Baidu ADR[2]	7,000	665,824	829,710	China	2.5%

Naspers ADR	15,600	569,589	444,444	South Africa	1.3%

		1,235,413	1,274,154		3.8%

Telecom Carriers

Advanced Info Service	99,000	725,933	694,424	Thailand	2.0%

Telekomunikasi Indonesia ADR	30,000	540,800	830,100	Indonesia	2.5%

		1,266,733	1,524,524		4.5%

		2,518,252	2,824,527		8.4%

Consumer Discretionary

Airlines

Copa Holdings, Class A	4,000	546,498	417,040	Panama	1.2%

Apparel, Footwear & Accessory Design

Kontoor Brands	1,714	18,239	61,447	United States	0.2%

VF	12,000	292,199	1,062,480	United States	3.2%

		310,438	1,123,927		3.4%

Automobiles

Ford Otomotiv Sanayi	52,500	536,206	582,647	Turkey	1.7%

Department Stores

Ramayana Lestari Sentosa	6,000,000	642,771	431,886	Indonesia	1.3%

Home Improvement

Techtronic Industries	140,000	591,316	1,052,283	Hong Kong	3.1%

		2,627,229	3,607,783		10.7%

Consumer Staples

Food & Drug Stores

Clicks Group	78,000	483,452	1,329,441	South Africa	3.9%

Household Products

Colgate-Palmolive	12,600	657,268	854,532	United States	2.5%

Unilever ADR	14,700	592,155	874,503	United Kingdom	2.6%

		1,249,423	1,729,035		5.1%

Packaged Food

Indofood CBP Sukses Makmur	800,000	424,798	642,338	Indonesia	1.9%

M. Dias Branco	30,000	458,337	236,672	Brazil	0.7%

		883,135	879,010		2.6%

		2,616,010	3,937,486		11.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	23

Amana Developing World Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 80.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Financial Services

Prosus NV2	15,600	$263,399	$212,472	Netherlands	0.6%

Islamic Banking

BIMB Holdings	531,000	650,958	528,879	Malaysia	1.6%

Real Estate Owners & Developers

SM Prime Holdings	1,610,000	619,395	1,235,216	Philippines	3.7%

		1,533,752	1,976,567		5.9%

Health Care

Health Care Facilities

Bangkok Dusit Medical Services NVDR	380,000	238,695	309,307	Thailand	0.9%

IHH Healthcare	300,000	391,875	385,857	Malaysia	1.2%

KPJ Healthcare	2,535,992	592,100	549,529	Malaysia	1.6%

		1,222,670	1,244,693		3.7%

		1,222,670	1,244,693		3.7%

Industrials

Logistics Services

Kerry Logistics Network	400,000	583,456	617,141	China[3]	1.8%

Rail Freight

Kansas City Southern Industries	6,500	437,054	990,730	United States	2.9%

Transport Support Services

Grupo Aeroportuario Sureste ADR	1,350	297,912	231,471	Mexico	0.7%

Waste Management

Sunny Friend Environmental Technolo	75,000	640,993	592,555	Taiwan	1.8%

		1,959,415	2,431,897		7.2%

Materials

Precious Metal Mining

Barrick Gold	59,748	953,084	1,003,766	Canada	3.0%

Specialty Chemicals

International Flavors & Fragrances	5,000	706,596	706,150	United States	2.1%

		1,659,680	1,709,916		5.1%

Technology

Application Software

Tencent Holdings ADR	36,000	693,470	1,517,400	China	4.5%

Continued on next page.

24	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of November 30, 2019

Common Stocks – 80.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology (continued)

Communications Equipment

Samsung Electronics	23,800	$1,048,879	$1,017,424	Korea	3.0%

Sercomm	266,000	725,431	659,910	Taiwan	2.0%

		1,774,310	1,677,334		5.0%

Computer Hardware & Storage

Advantech	90,000	639,270	883,447	Taiwan	2.6%

Electronics Components

Silergy	41,400	818,841	1,204,498	China[3]	3.6%

Semiconductor Devices

Micron Technology[2]	17,000	625,016	807,670	United States	2.4%

Semiconductor Manufacturing

ASM Pacific Technology Limited	54,000	530,601	704,944	China[3]	2.1%

Taiwan Semiconductor ADR	21,000	843,194	1,114,890	Taiwan	3.3%

		1,373,795	1,819,834		5.4%

		5,924,702	7,910,183		23.5%

Utilities

Power Generation

Manila Electric	80,000	517,224	501,998	Philippines	1.5%

Utility Networks

Hong Kong & China Gas	464,119	661,270	884,101	Hong Kong	2.6%

		1,178,494	1,386,099		4.1%

Total investments		$21,240,204	27,029,151		80.2%

Other assets (net of liabilities)			6,677,736		19.8%

Total net assets			$33,706,887		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Non-Income producing security
[3]	Denotes a country or region of primary exposure

ADR: American Depositary Receipt

NVDR: Thai Non-Voting Depository

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	25

Amana Developing World Fund: Schedule of Investments	As of November 30, 2019

Countries

26	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities

As of November 30, 2019

Assets

Investments in securities, at value (Cost $21,240,204)	$27,029,151

Cash	6,662,716

Receivable for Fund shares sold	23,085

Dividends receivable	21,042

Other assets	10,995

Total assets	33,746,989

Liabilities

Accrued advisory fees	22,269

Payable for Fund shares redeemed	7,572

Accrued retirement plan custody fee	5,073

Accrued 12B-1 distribution fees	2,979

Accrued postage	1,596

Accrued other liabilities	538

Accrued Chief Compliance Officer expenses	59

Accrued trustee expenses	16

Total liabilities	40,102

Net Assets	$33,706,887

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$34,835,542

Total distributable earnings	(1,128,655)

Net assets applicable to Fund shares outstanding	$33,706,887

Net asset value per Investor Share	AMDWX

Net assets, at value	$14,848,543

Shares outstanding	1,466,293

Net asset value, offering and redemption price per share	$10.13

Net asset value per Institutional Share	AMIDX

Net assets, at value	$18,858,344

Shares outstanding	1,854,020

Net asset value, offering and redemption price per share	$10.17

Statement of Operations

Period ended November 30, 2019

Investment income

Dividend Income (net of foreign tax of $40,331)	$308,969

Miscellaneous income	554

Total investment income	309,523

Expenses

Investment advisory fees	129,500

12B-1 distribution fees	19,047

Filing and registration fees	13,846

Custodian fees	7,465

Printing and postage fees	4,891

Audit fees	4,580

Retirement plan custodial fees

Investor Shares	2

Institutional Shares	3,288

Chief Compliance Officer expenses	463

Trustee fees	289

Legal fees	274

Other expenses	127

Total gross expenses	183,772

Less custodian fee credits	(7,501)

Net expenses	176,271

Net investment income	$133,252

Net realized loss from investments and foreign currency	$(358,962)

Net increase in unrealized appreciation on investments and foreign currency	2,826,811

Net gain on investments	$2,467,849

Net increase in net assets resulting from operations	$2,601,101

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	27

Amana Developing World Fund

Statements of Changes in Net Assets	Period ended November 30, 2019	Year ended May 31, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$133,252	$127,365

Net realized loss on investment	(358,962)	(1,340,684)

Net increase (decrease) in unrealized appreciation	2,826,811	(782,375)

Net increase (decrease) in net assets	2,601,101	(1,995,694)

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	-	(70,733)

Net dividend and distribution to shareholders – Institutional Shares	-	(77,389)

Total distributions	-	(148,122)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	1,511,154	5,700,242

Institutional Shares	3,240,397	5,624,808

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	70,234

Institutional Shares	-	77,238

Cost of shares redeemed

Investor Shares	(2,902,008)	(4,730,507)

Institutional Shares	(896,238)	(5,546,742)

Total capital share transactions	953,305	1,195,273

Total increase (decrease) in net assets	3,554,406	(948,543)

Net assets

Beginning of period	30,152,481	31,101,024

End of period	$33,706,887	$30,152,481

Shares of the Fund sold and redeemed

Investor Shares (AMDWX)

Number of shares sold	128,562	600,650

Number of shares issued in reinvestment of dividends and distributions	-	7,813

Number of shares redeemed	(272,289)	(497,182)

Net increase (decrease) in number of shares outstanding	(143,727)	111,281

Institutional Shares (AMIDX)

Number of shares sold	299,698	595,303

Number of shares issued in reinvestment of dividends and distributions	-	8,563

Number of shares redeemed	(61,050)	(579,117)

Net increase in number of shares outstanding	238,648	24,749

28	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	For period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2019	2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.33	$10.05	$9.97	$9.38	$10.29	$10.88

Income from investment operations

Net investment incomeA	0.04	0.03	0.03	0.04	0.03	0.05

Net gains (losses) on securities (both realized and unrealized)	0.76	(0.70)	0.07	0.57	(0.89)	(0.62)

Total from investment operations	0.80	(0.67)	0.10	0.61	(0.86)	(0.57)

Less distributions

Dividends (from net investment income)	-	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)

Total distributions	-	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)

Net asset value at end of period	$10.13	$9.33	$10.05	$9.97	$9.38	$10.29

Total returnB	8.57%	(6.70)%	0.98%	6.59%	(8.32)%	(5.24)%

Ratios / supplemental data

Net assets ($000), end of period	$14,849	$15,026	$15,067	$14,820	$17,781	$21,051

Ratio of expenses to average net assets

Before custodian fee creditsC	1.24%	1.36%	1.37%	1.35%	1.51%	1.54%

After custodian fee creditsC	1.19%	1.31%	1.32%	1.30%	1.45%	1.48%

Ratio of net investment income after custodian fee credits to average net assetsC	0.76%	0.35%	0.27%	0.41%	0.37%	0.50%

Portfolio turnover rateB	2%	9%	20%	10%	33%	14%

Institutional Shares (AMIDX)	For period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2019	2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.36	$10.08	$9.99	$9.43	$10.33	$10.91

Income from investment operations

Net investment incomeA	0.04	0.05	0.05	0.06	0.06	0.09

Net gains (losses) on securities (both realized and unrealized)	0.77	(0.72)	0.07	0.57	(0.89)	(0.63)

Total from investment operations	0.81	(0.67)	0.12	0.63	(0.83)	(0.54)

Less distributions

Dividends (from net investment income)	-	(0.05)	(0.03)	(0.07)	(0.07)	(0.04)

Total distributions	-	(0.05)	(0.03)	(0.07)	(0.07)	(0.04)

Net asset value at end of period	$10.17	$9.36	$10.08	$9.99	$9.43	$10.33

Total ReturnB	8.65%	(6.58)%	1.17%	6.74%	(8.00)%	(4.96)%

Ratios / supplemental data

Net assets ($000), end of period	$18,858	$15,127	$16,034	$14,203	$7,340	$8,442

Ratio of expenses to average net assets

Before custodian fee creditsC	1.03%	1.19%	1.19%	1.14%	1.20%	1.24%

After custodian fee creditsC	0.98%	1.14%	1.14%	1.09%	1.14%	1.18%

Ratio of net investment income after custodian fee credits to average net assetsC	0.87%	0.54%	0.44%	0.65%	0.67%	0.86%

Portfolio turnover rateB	2%	9%	20%	10%	33%	14%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	29

Amana Participation Fund: Performance Summary

Average Annual Returns (as of November 30, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAPX)[2]	7.36%	n/a	n/a	0.88%

Institutional Shares (AMIPX)[2]	7.60%	n/a	n/a	0.64%

FTSE Sukuk Index	11.45%	3.99%	5.00%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $11,129 versus $12,008 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings

% of Total Net Assets

DP World Crescent (3.908% due 05/31/2023)	4.4%

Oman Sovereign (4.397% due 06/01/2024)	4.3%

Dubai International Bank (2.921% due 06/03/2020)	4.3%

NMC Health Sukuk (5.95% due 11/21/2023)	4.0%

Kingdom of Saudi Arabia (3.628% due 04/20/2027)	4.0%

Investment Corporate of Dubai (5.00% due 02/01/2027)	4.0%

Dubai International Finance Centre (4.325% due 11/12/2024)	4.0%

Emaar Malls (4.564% due 06/18/2024)	4.0%

Equate Sukuk Spc (3.944% due 02/21/2024)	3.9%

Emirates Islamic Bank (3.542% due 05/31/2021)	3.8%

Portfolio Diversification

% of Total Net Assets

Consumer Discretionary	3.5%	█
Energy	2.9%	█
Financials	42.6%	█
Health Care	4.0%	█
Industrials	4.4%	█
Materials	3.9%	█
Technology	1.8%	█
Utilities	6.2%	█
Foreign government Sukuks	20.9%	█
Other Assets (net of liabilities)	9.8%	█

30	Semi-Annual Report	November 30, 2019

Amana Participation Fund: Schedule of Investments	As of November 30, 2019

Corporate Sukuk – 69.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Consumer Discretionary

Airlines

Almarai Sukuk[2]	4.311% due 03/05/2024	$3,500,000	$3,670,721	Saudi Arabia	3.5%

			3,670,721		3.5%

Energy

Exploration & Production

Petronas Global[3]	2.707% due 03/18/2020	3,000,000	3,002,610	Malaysia	2.9%

			3,002,610		2.9%

Financials

Banks

Aldar Sukuk LTD[2]	4.75% due 09/29/2025	1,000,000	1,070,140	United Arab Emirates	1.0%

Dubai International Bank[2]	2.921% due 06/03/2020	4,500,000	4,500,061	United Arab Emirates	4.3%

Dubai International Finance Centre[2]	4.325% due 11/12/2024	4,000,000	4,202,886	United Arab Emirates	4.0%

Emirates Islamic Bank[2]	3.542% due 05/31/2021	4,000,000	4,046,897	United Arab Emirates	3.8%

Emaar Malls[2]	4.564% due 06/18/2024	4,000,000	4,187,547	United Arab Emirates	4.0%

Investment Corporate of Dubai[2]	3.508% due 05/21/2020	3,225,000	3,229,166	United Arab Emirates	3.1%

Investment Corporate of Dubai[2]	5.00% due 02/01/2027	4,000,000	4,216,702	United Arab Emirates	4.0%

Majid Al Futtaim Sukuk[2]	4.50% due 11/03/2025	3,250,000	3,452,194	United Arab Emirates	3.3%

Majid Al Futtaim Sukuk[2]	4.638% due 05/14/2029	3,650,000	3,916,235	United Arab Emirates	3.7%

Noor Sukuk[2]	2.788% due 04/28/2020	4,000,000	3,993,653	United Arab Emirates	3.8%

Qatar International Bank[2]	2.754% due 10/27/2020	3,950,000	3,949,701	Qatar	3.8%

Sharjah Sukuk[2]	3.854% due 04/03/2026	1,000,000	1,050,299	United Arab Emirates	1.0%

Sharjah Islamic Bank[2]	3.084% due 09/08/2021	3,000,000	3,011,749	United Arab Emirates	2.8%

			44,827,230		42.6%

Health Care

Health Care Facilities

NMC Health Sukuk[3]	5.95% due 11/21/2023	4,000,000	4,225,586	United Arab Emirates	4.0%

			4,225,586		4.0%

Industrials

Transport Support Services

DP World Crescent[2]	3.908% due 05/31/2023	4,500,000	4,654,490	United Arab Emirates	4.4%

			4,654,490		4.4%

Materials

Chemicals Distribution

Equate Sukuk Spc[2]	3.944% due 02/21/2024	4,000,000	4,151,031	United Arab Emirates	3.9%

			4,151,031		3.9%

Technology

Communications Equipment

Axiata SPV2[2]	4.357% due 03/24/2026	1,750,000	1,873,964	Malaysia	1.8%

			1,873,964		1.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	31

Amana Participation Fund: Schedule of Investments	As of November 30, 2019

Corporate Sukuk – 69.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Utilities

Utility Networks

Saudi Electric Globa[2]	4.00% due 04/08/2024	2,000,000	2,101,114	Saudi Arabia	2.0%

Saudi Electric Global[2]	4.00% due 04/08/2024	1,500,000	1,576,875	Saudi Arabia	1.5%

TNB Global Ventures Cap[2]	3.244% due 10/19/2026	2,790,000	2,822,128	Malaysia	2.7%

			6,500,117		6.2%

Total Corporate Sukuk		73,865,000	$72,905,749		69.3%

Government Sukuk – 20.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Sukuk

Foreign Government Sukuks

Department of Finance Dubai[2]	3.875% due 01/30/2023	$3,250,000	$3,359,387	United Arab Emirates	3.2%

Kingdom of Saudi Arabia[2]	3.628% due 04/20/2027	4,000,000	4,220,341	Saudi Arabia	4.0%

Oman Sovereign[2]	4.397% due 06/01/2024	4,500,000	4,537,632	Oman	4.3%

Perusahaan Penerbit SBSN[2]	3.75% due 03/01/2023	500,000	518,155	Indonesia	0.5%

Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	1,485,000	1,616,705	Indonesia	1.5%

RAK Capital[2]	3.094% due 03/31/2025	1,750,000	1,763,125	United Arab Emirates	1.7%

Sharjah[2]	3.764% due 09/17/2024	2,500,000	2,623,329	United Arab Emirates	2.5%

State of Qatar[2]	3.241% due 01/18/2023	$3,250,000	3,363,752	Qatar	3.2%

Total Government Sukuk			22,002,426		20.9%

Total investments	(Cost $93,205,791)		$94,908,175		90.2%

Other assets (net of liabilities)			10,320,097		9.8%

Total net assets			$105,228,272		100.0%

[1]	Country of activity
[2]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2019, the aggregate value of these securities was $86,103,104 representing 81.9% of net assets.

[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2019, the net value of these securities was $8,805,071 representing 8.3% of net assets.

Sukuk Quality Diversification

% of Total Net Assets

Rated "AA-"	3.2%	█
Rated "A+"	4.0%	█
Rated "A-"	13.5%	█
Rated "BBB+"	14.7%	█
Rated "BBB"	11.7%	█
Rated "BBB-"	11.5%	█
Rated "BB+"	8.3%	█
Not rated	23.3%	█
Other assets (net of liabilities)	9.8%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

32	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statement of Assets and Liabilities

As of November 30, 2019

Assets

Investments in securities, at value (Cost $93,205,791)	$94,908,175

Cash	9,364,871

Dividends receivable	854,958

Receivable for Fund shares sold	328,320

Other assets	30

Total assets	105,456,354

Liabilities

Payable for Fund shares redeemed	160,293

Accrued advisory fees	43,545

Accrued other expenses	8,854

Accrued legal expenses	7,771

Accrued 12B-1 distribution fees	4,463

Accrued retirement plan custody fee	2,485

Accrued trustee expenses	334

Accrued Chief Compliance Officer expenses	201

Distributions payable	136

Total liabilities	228,082

Net Assets	$105,228,272

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$103,610,897

Total distributable earnings	1,617,375

Net assets applicable to Fund shares outstanding	$105,228,272

Net asset value per Investor Share	AMAPX

Net assets, at value	$21,940,303

Shares outstanding	2,155,776

Net asset value, offering and redemption price per share	$10.18

Net asset value per Institutional Share	AMIPX

Net assets, at value	$83,287,969

Shares outstanding	8,154,241

Net asset value, offering and redemption price per share	$10.21

Statement of Operations

Period ended November 30, 2019

Investment income

Sukuk income	$1,507,098

Other income	6,796

Total investment income	1,513,894

Expenses

Investment advisory fees	227,871

Filing and registration fees	32,444

12B-1 distribution fees	26,792

Legal fees	10,836

Custodian fees	10,281

Printing and postage fees	3,678

Audit fees	3,651

Retirement plan custodial fees

Investor Shares	8

Institutional Shares	1,267

Trustee fees	1,095

Other operating expenses	757

Chief Compliance Officer expenses	565

Total gross expenses	319,245

Less custodian fee credits	(10,367)

Net expenses	308,878

Net investment income	$1,205,016

Net increase in unrealized appreciation on investments	1,685,150

Net gain on investments	$1,691,944

Net increase in net assets resulting from operations	$2,890,166

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	33

Amana Participation Fund

Statements of Changes in Net Assets	Period ended November 30, 2019	Year ended May 31, 2019

Increase in net assets from operations

From operations

Net investment income	$1,205,016	$1,767,912

Net realized loss on investment	-	(86,865)

Net increase in unrealized appreciation	1,685,150	1,569,855

Net increase in net assets	2,890,166	3,250,902

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(261,906)	(475,489)

Net dividend and distribution to shareholders – Institutional Shares	(937,698)	(1,293,613)

Total distributions	(1,199,604)	(1,769,102)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	6,407,889	11,499,129

Institutional Shares	32,688,362	21,437,817

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	260,006	473,242

Institutional Shares	887,015	1,193,653

Cost of shares redeemed

Investor Shares	(5,799,198)	(9,962,780)

Institutional Shares	(7,234,324)	(12,736,777)

Total capital share transactions	27,209,750	11,904,284

Total increase in net assets	28,900,312	13,386,084

Net assets

Beginning of period	76,327,960	62,941,876

End of period	$105,228,272	$76,327,960

Shares of the Fund sold and redeemed

Investor Shares (AMAPX)

Number of shares sold	622,235	1,173,103

Number of shares issued in reinvestment of dividends and distributions	25,594	48,219

Number of shares redeemed	(559,968)	(1,019,517)

Net increase in number of shares outstanding	87,861	201,805

Institutional Shares (AMIPX)

Number of shares sold	3,217,686	2,175,807

Number of shares issued in reinvestment of dividends and distributions	86,984	121,111

Number of shares redeemed	(720,304)	(1,294,286)

Net increase in number of shares outstanding	2,584,366	1,002,632

34	Semi-Annual Report	November 30, 2019	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	For period ended	Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2019	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$9.97	$9.76	$10.07	$10.02	$10.00

Income from investment operations

Net investment incomeB	0.12	0.24	0.22	0.21	0.10

Net gains (losses) on securities (both realized & unrealized)	0.21	0.21	(0.31)	0.07	(0.01)

Total from investment operations	0.33	0.45	(0.09)	0.28	0.09

Less distributions

Dividends (from net investment income)	(0.12)	(0.24)	(0.22)	(0.22)	(0.07)

Distribution (from capital gains)	-	-	-	(0.01)	-

Total distributions	(0.12)	(0.24)	(0.22)	(0.23)	(0.07)

Paid-in capital from early redemption feesC	n/a	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.18	$9.97	$9.76	$10.07	$10.02

Total ReturnD	3.36%	4.70%	(0.94)%	2.87%	0.91%

Ratios / supplemental data

Net assets ($000), end of period	$21,940	$20,612	$18,212	$12,014	$3,016

Ratio of expenses to average net assets

Before custodian fee creditsE	0.89%	0.88%	0.87%	0.92%	1.12%

After custodian fee creditsE	0.87%	0.87%	0.85%	0.91%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsE	2.44%	2.46%	2.18%	2.14%	1.53%

Portfolio turnover rateD	4%	22%	7%	23%	0%

Institutional Shares (AMIPX)	For period ended	Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2019	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$10.00	$9.79	$10.11	$10.05	$10.00

Income from investment operations

Net investment incomeB	0.14	0.27	0.24	0.24	0.07

Net gains (losses) on securities (both realized and unrealized)	0.21	0.21	(0.32)	0.06	0.04

Total from investment operations	0.35	0.48	(0.08)	0.30	0.11

Less distributions

Dividends (from net investment income)	(0.14)	(0.27)	(0.24)	(0.23)	(0.06)

Distribution (from capital gains)	-	-	-	(0.01)	-

Total distributions	(0.14)	(0.27)	(0.24)	(0.24)	(0.06)

Paid-in capital from early redemption feesC	n/a	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.21	$10.00	$9.79	$10.11	$10.05

Total ReturnD	3.48%	4.93%	(0.80)%	3.09%	1.10%

Ratios / supplemental data

Net assets ($000), end of period	$83,288	$55,716	$44,729	$26,200	$12,727

Ratio of expenses to average net assets

Before custodian fee creditsE	0.64%	0.64%	0.62%	0.68%	0.72%

After custodian fee creditsE	0.62%	0.63%	0.60%	0.67%	0.72%

Ratio of net investment income after custodian fee credits to average net assetsE	2.69%	2.70%	2.45%	2.38%	0.99%

Portfolio turnover rateD	4%	22%	7%	23%	0%

A	Operations commenced on 9/28/2015
B	Calculated using average shares outstanding
C	Amount is less than $0.01
D	Not annualized for periods of less than one year
E	Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2019	35

Notes to Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

·	Distribution fees;
·	Retirement plan custodial fees; and
·	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Unaudited Information

The information in this interim report has not been subject to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security's fair value.

36	Semi-Annual Report	November 30, 2019

Notes to Financial Statements (continued)

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Share Valuation Inputs as of November 30, 2019
	Level 1	Level 2	Level 3
Funds	Quoted Price	Significant Observable Input	Significant Unobservable Input	Total

Income Fund

Common Stocks[1]	$1,319,699,933	$-	$-	$1,319,699,933

Total Assets	$1,319,699,933	$-	$-	$1,319,699,933

Growth Fund

Common Stocks[1]	$2,021,997,878	$-	$-	$2,021,997,878

Total Assets	$2,021,997,878	$-	$-	$2,021,997,878

Developing World Fund

Common Stocks

Communications	$2,130,103	$694,424	$-	$2,824,527

Consumer Discretionary	$1,540,967	$2,066,816	$-	$3,607,783

Consumer Staples	$1,729,035	$2,208,451	$-	$3,937,486

Financials	$212,472	$1,764,095	$-	$1,976,567

Health Care	$-	$1,244,693	$-	$1,244,693

Industrials	$1,222,201	$1,209,696	$-	$2,431,897

Materials	$1,709,916	$-	$-	$1,709,916

Technology	$3,439,960	$4,470,223	$-	$7,910,183

Utilities	$-	$1,386,099	$-	$1,386,099

Total Common Stocks	$11,984,654	$15,044,497	$-	$27,029,151

Total Assets	$11,984,654	$15,044,497	$-	$27,029,151

Participation Fund

Corporate Sukuk[1]	$-	$72,905,749	$-	$72,905,749

Government Sukuk[1]	$-	$22,002,426	$-	$22,002,426

Total Assets	$-	$94,908,175	$-	$94,908,175

During the period ended November 30, 2019, no Fund had transfers between Level 1, Level 2, and Level 3.

[1]	See the Schedule of Investments for additional details.

Semi-Annual Report	November 30, 2019	37

Notes to Financial Statements (continued)

Level 1 &ndash	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 –

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 37 is a summary of the inputs used as of November 30, 2019, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of November 30, 2019, by risk category are as follows:

Statement of Operations Effects

Developing World Fund

Derivatives not designated as hedging instruments	Realized Gain (Loss)	Changes in Unrealized Gain (Loss)

Warrants	$5,915	$(6,300)

Total	$5,915	$(6,300)

The average monthly notional amount of warrants during the fiscal period ended November 30, 2019 was $30,480.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016 – 2018) or expected to be taken in the Funds' 2019 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

38	Semi-Annual Report	November 30, 2019

Notes to Financial Statements (continued)

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of fiscal year ended May 31, 2019, and have no effect on net assets or NAV per share.

	Developing World Fund	Participation Fund

Distributed earnings	$19,458	$1,190

Paid-in capital	$(19,458)	$(1,190)

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Note 4 – Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Prior to January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay a lower advisory and administration fee of 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal period ended November 30, 2019, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees

Income Fund	$5,113,087

Growth Fund	$7,805,626

Developing World Fund	$129,500

Participation Fund	$227,871

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal period ended November 30, 2019, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees

Income Fund Investor Shares (AMANX)	$1,021,401

Income Fund Institutional Shares (AMINX)	n/a

Growth Fund Investor Shares (AMAGX)	$1,652,788

Growth Fund Institutional Shares (AMIGX)	n/a

Developing World Fund Investor Shares (AMDWX)	$19,047

Developing World Fund Institutional Shares (AMIDX)	n/a

Participation Fund Investor Shares (AMAPX)	$26,792

Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal period ended November 30, 2019, Saturna Capital spent an additional $1,681,999 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Semi-Annual Report	November 30, 2019	39

Notes to Financial Statements (continued)

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended November 30, 2019, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees

Income Fund Investor Shares (AMANX)	$8

Income Fund Institutional Shares (AMINX)	$7,620

Growth Fund Investor Shares (AMAGX)	$18

Growth Fund Institutional Shares (AMIGX)	$13,749

Developing World Fund Investor Shares (AMDWX)	$2

Developing World Fund Institutional Shares (AMIDX)	$3,288

Participation Fund Investor Shares (AMAPX)	$8

Participation Fund Institutional Shares (AMIPX)	$1,267

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal period ended November 30, 2019, the Funds paid trustee compensation expenses of $28,167, which is included in the $36,807 of total expenses paid for the independent Trustees.

On November 30, 2019, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership

Income Fund Investor Shares (AMANX)	0.02%

Income Fund Institutional Shares (AMINX)	2.31%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.23%

Developing World Fund Investor Shares (AMDWX)	1.59%

Developing World Fund Institutional Shares (AMIDX)	13.79%

Participation Fund Investor Shares (AMAPX)	0.11%

Participation Fund Institutional Shares (AMIPX)	7.12%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended November 30, 2019, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Income Fund	$6,433

Growth Fund	$19,568

Developing World Fund	$463

Participation Fund	$565

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the period ended November 30, 2019, and the year ended May 31, 2019, were as follows:

Income Fund	November 30, 2019	May 31, 2019

Ordinary income	$-	$17,422,538

Long-term capital gain[1]	$-	$61,057,927

Growth Fund		May 31, 2019

Ordinary income[2]	$-	$8,722,302

Long-term capital gain[1]	$-	$49,640,276

Developing World Fund		May 31, 2019

Ordinary income[2]	$-	$148,122

Participation Fund		May 31, 2019

Ordinary income	$1,199,604	$1,769,102

[1]	Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

[2]	By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

40	Semi-Annual Report	November 30, 2019

Notes to Financial Statements (continued)

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2019, were as follows:

	Income Fund	Growth Fund

Cost of investments	$461,735,749	$469,547,080

Gross unrealized appreciation	$861,415,602	$1,552,470,798

Gross unrealized depreciation	$(3,451,418)	$(20,000)

Net unrealized appreciation (depreciation)	$857,964,184	$1,552,450,798

	Developing World Fund	Participation Fund

Cost of investments	$21,240,204	$93,205,791

Gross unrealized appreciation	$6,956,732	$1,725,575

Gross unrealized depreciation	$(1,167,785)	$(23,191)

Net unrealized appreciation (depreciation)	$5,788,947	$1,702,384

As of May 31 2019, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$119,516

Accumulated capital gains	$40,760,274

Tax accumulated earnings	$40,879,790

Accumulated capital and other losses	$(1,672)

Unrealized appreciation	$747,906,199

Total accumulated earnings	$788,784,317

Growth Fund

Undistributed ordinary income	$3,320,766

Accumulated capital gains	$24,334,984

Tax accumulated earnings	$27,655,750

Unrealized appreciation	$1,345,174,742

Total accumulated earnings	$1,372,830,492

Developing World Fund

Undistributed ordinary income	$22,092

Tax accumulated earnings	$22,092

Accumulated capital and other losses	$(6,713,673)

Unrealized appreciation	$2,962,128

Other unrealized gains	$(303)

Total accumulated losses	$(3,729,756)

Participation Fund

Accumulated capital and other losses	$(91,705)

Unrealized appreciation	$17,234

Total accumulated earnings	$(74,471)

At May 31, 2019, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund

Short-term loss carryforwards no expiration	$-	$-	$1,132,337	$22,504

Long-term loss carryforwards no expiration	$-	$-	$4,480,616	$34,301

Total capital loss carryforwards	$-	$-	$5,612,953	$56,805

Post-October loss deferral[1]	$1,672	$-	$1,100,720	$34,900

[1]	Net capital losses incurred after Octoboer 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 7 – Investments

During the fiscal period ended November 30, 2019, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales

Income Fund	$-	$120,496,271

Growth Fund	$10,000,000	$67,624,604

Developing World Fund	$1,739,115	$534,406

Participation Fund	$26,166,139	$3,250,000

Note 8 – Custodian

Under agreements in place with the Trust's custodian, UMB Bank, custody fees are reduced by credits for cash balances. For the fiscal period ended November 30, 2019, such reductions were as follows:

Custodian Fee Credits

Income Fund	$18,808

Growth Fund	$43,066

Developing World Fund	$7,501

Participation Fund	$10,367

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	November 30, 2019	41

Expenses

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2019]	Ending Account Value [November 30, 2019]	Expenses Paid During Period	Annualized Expense Ratio

Income Fund

Investor Shares (AMANX), Actual	$1,000.00	$1,132.40	$5.62	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.73	$5.33	1.05%

Institutional Shares (AMINX), Actual	$1,000.00	$1,133.80	$4.32	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.95	$4.09	0.81%

Growth Fund

Investor Shares (AMAGX), Actual	$1,000.00	$1,133.60	$5.42	1.02%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.92	$5.13	1.02%

Institutional Shares (AMIGX), Actual	$1,000.00	$1,134.70	$4.11	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89	0.77%

Developing World Fund

Investor Shares (AMDWX), Actual	$1,000.00	$1,085.70	$6.22	1.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$6.02	1.19%

Institutional Shares (AMIDX), Actual	$1,000.00	$1,086.50	$5.12	0.98%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.96	0.98%

Participation Fund

Investor Shares (AMAPX), Actual	$1,000.00	$1,033.60	$4.41	0.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.38	0.87%

Institutional Shares (AMIPX), Actual	$1,000.00	$1,034.80	$3.15	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.13	0.62%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of June 1, 2019, through November 30, 2019), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

42	Semi-Annual Report	November 30, 2019

Renewal of Investment Advisory Contract

During their meeting of September 9, 2019, the Trustees of Amana Mutual Funds Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and Saturna Capital Corporation ("Saturna"), focusing on the nature, extent, and quality of the services provided by Saturna to the Amana Funds. The Trustees considered Saturna's specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at Saturna. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plans, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and regulatory compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to meet investor needs with high quality services. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. The Trustees recognized Saturna's focus on investors and its efforts to avoid conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, and the related Morningstar rankings (one through five stars) for the one-, three-, five- and ten-year periods, as applicable, ended as of July 31, 2019. The Trustees also noted the high ratings for sustainability assigned to the Amana Income Fund, Amana Growth Fund and Amana Developing World Fund by Morningstar. In addition, the Trustees considered each Fund's performance relative to the Fund's category selected by Lipper, Inc. ("Lipper"), a nationally recognized organization that ranks mutual fund performance. The Trustees considered each Fund's performance within its Lipper category, as measured in quintile rankings.

The Trustees considered the short-, medium- and long-term investment performance of Amana Income Fund and Amana Growth Fund, and the short- and medium-term performance of Amana Developing World Fund, each relative to their Morningstar and Lipper categories and noted that the Funds were managed for the long term. The Trustees also considered the short-term performance of Amana Participation Fund. The Trustees noted that the long-term investment performance of Amana Income Fund and Amana Growth Fund, both in absolute numbers and relative to Morningstar and Lipper categories, remained strong. The Trustees noted the risk-averse investment style used by Saturna to manage the Funds and considered other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar and Lipper peer categories. In evaluating such performance data, the Trustees noted that Islamic investment restrictions to which the Funds adhere increase Saturna's research expenses and obligations and impose constraints on Saturna's selection of the Funds' portfolio investments that impact performance. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be acceptable to Islamic investors and that the risk-averse approach also is attractive non-Islamic long-term investors.

Recognizing the investment mandate of the Funds, the Trustees also considered the performance of the Funds as compared to a group of other faith-based managed funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance data, along with the comparative data published by Morningstar and Lipper, as well as each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods, as applicable. When evaluating the Funds' performance record, the Board noted that relative performance comparisons, especially over limited periods of time, is only one of the factors that it deems relevant to its consideration of each Fund's agreement. The Board noted that, after considering all relevant factors, it may be appropriate to approve the continuation of the agreement notwithstanding a Fund's underperformance relative to its Morningstar or Lipper peer groups during certain periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted that the expense ratios for both share classes of Amana Growth Fund, Amana Developing World Fund and Amana Participation Fund and for the Institutional share class of Amana Income Fund were the same as or below their respective Morningstar category average expense ratios, and the expense ratio for the Investor share class of Amana Income Fund was higher than the Morningstar category average expense ratio. The Trustees also noted that, effective June 1, 2019, Saturna had agreed to reduce the breakpoints in the investment advisory fee for Amana Growth Fund, Amana Income Fund and Amana Developing World Fund, by five basis points at each asset level. The Trustees noted that this action is expected to lower the Funds' advisory fees at current and/or higher asset levels. In light of the services provided by Saturna, the Trustees found each Fund's advisory fee structure and expense ratios to be reasonable given the size of each Fund, the services provided, the volume of transaction orders processed by the adviser, and the expenses incurred by the adviser. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources to brokerage platforms and similar unaffiliated intermediaries. The Trustees noted that the expenses imposed by intermediaries are often borne by funds and the Trustees appreciated that Saturna's efforts help make the Funds more widely available and otherwise less expensive had the Funds borne these operational expenses. The Trustees recognized that the competitive performance record of Amana Income Fund and Amana Growth Fund over the long-term had likely contributed to their asset size, which resulted in lower expense ratios due to rising costs being spread over a larger asset base. The Trustees also took note of the costs borne by Saturna in subsidizing operations of the Amana Developing World Fund and Amana Participation Fund, noting that it had committed significant resources in developing and managing these Funds.

Semi-Annual Report	November 30, 2019	43

Renewal of Investment Advisory Contract (continued)

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability related to its management and administration of the Funds. They discussed the reasonableness of Saturna's profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted Saturna's decades of dedicated service provided to Amana Mutual Fund Trust and its shareowners.

The Trustees considered the extent to which advisory fees paid to Saturna reflect economies of scale. The Trustees considered the fact that fee breakpoints lower the operating expenses and expense ratios of the Funds as assets grow and demonstrate the benefits of economies of scale are being shared with shareowners. In this connection, the Board noted that the investment advisory fee rate schedules for each Fund other than the Amana Participation Fund include breakpoints that reduce the fee rate as Fund assets increase above certain levels, and that Saturna has agreed, effective June 1, 2019, to reduce the breakpoints in the investment advisory fee for Amana Growth Fund, Amana Income Fund and Amana Developing World Fund as described above. With respect to the Amana Participation Fund, the Board determined that the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Fund's assets.

The Trustees considered and compared the fees charged by Saturna to other types of advisory accounts for which Saturna serves as an investment adviser, including non-mutual fund advisory clients and individual advisory clients. The Trustees noted the significant differences between the full range of services Saturna provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts. The Trustees also considered how the various services provided to those other accounts, which include Saturna's investment management, research, and customer service operations performed for those accounts, benefit the Funds.

The Trustees considered potential benefits to Saturna and to its other businesses from acting as investment adviser for the Funds, but also noted that Saturna's other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios and that Saturna's affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs for the Funds. The Trustees further considered that Saturna had agreed to waive its transfer agency fees to zero for each Fund effective on or about June 1, 2019.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed based on their business judgment to renew the Investment Advisory and Administrative Services Agreement between Saturna and Amana Growth Fund, Amana Income Fund, Amana Developing World Fund, and Amana Participation Fund.

44	Semi-Annual Report	November 30, 2019

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Semi-Annual Report	November 30, 2019	45

Availability of Quarterly Portfolio Information

(1)	The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2)	The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3)

The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4)	The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www. amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

46	Semi-Annual Report	November 30, 2019

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	November 30, 2019	47

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

Saturna Capital

1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	UMB Bank Kansas City, MO
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 17, 2019, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2020
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2020
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2020
Date